UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM N-CSR
                         Certified Shareholder Report of
                   Registered Management Investment Companies

                  Investment Company Act File Number: 811-4694



                     The American Funds Tax-Exempt Series II
               (Exact Name of Registrant as specified in charter)

                              333 South Hope Street
                          Los Angeles, California 90071
                    (Address of principal executive offices)




       Registrant's telephone number, including area code: (213) 486-9200

                    Date of fiscal year end: August 31, 2003

                    Date of reporting period: August 31, 2003





                                Julie F. Williams
                     Capital Research and Management Company
                              333 South Hope Street
                          Los Angeles, California 90071
                     (name and address of agent for service)


                                   Copies to:
                             Robert E. Carlson, Esq.
                      Paul, Hastings, Janofsky & Walker LLP
                             515 South Flower Street
                          Los Angeles, California 90071
                          (Counsel for the Registrant)

ITEM 1 - Reports to Stockholders

[logo] American Funds(R)

The right choice for the long term(R)

The Tax-Exempt Fund of California

Special report:
How your fund navigates interest rate cycles

[cover photograph: back of girl rowing a canoe with snow-capped mountains and clouds in the background.]

Annual report for the year ended August 31, 2003

The Tax-Exempt Fund of California(R) seeks a high level of current income exempt from regular federal and California income taxes, with the additional objective of preservation of capital.

This fund is one of the 29 American Funds, the nation's third-largest mutual fund family. For more than seven decades, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Table of contents

Letter to shareholders; Investment highlights                               1
Chart: Double tax-free investing                                            2
Chart: The value of a long-term perspective                                 3
Feature: Guiding the fund through interest rate cycles                      4
Investment portfolio                                                        8
Financial statements                                                       16
Trustees and officers                                                      24
The American Funds family                                          back cover

Fund results in this report were calculated for Class A shares at net asset value (without a sales charge) unless otherwise indicated. Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2003 (the most recent calendar quarter):

                                             1 year       5 years     10 years
Class A shares
Reflecting 3.75% maximum sales charge        -1.27%       +4.09%       +5.09%

The fund's 30-day yield for Class A shares as of September 30, 2003, calculated in accordance with the Securities and Exchange Commission formula, was 3.57%. The fund's distribution rate for Class A shares as of that date was 4.08%. Both reflect the 3.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund's past dividends paid to shareholders. Accordingly, the fund's SEC yield and distribution rate may differ.

Results for other share classes can be found on page 3. For the most current investment results, please refer to americanfunds.com. Please see the inside back cover for important information about other share classes.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. Income may be subject to federal alternative minimum taxes. Certain other income, as well as capital gain distributions, may be taxable.

FELLOW SHAREHOLDERS:

[photograph: back of girl rowing a canoe with snow-capped mountains and clouds in the background.]

Fiscal 2003 has been a volatile year for the bond market. For the first part of the period, a sluggish economy, a weak stock market and declining interest rates created a favorable environment for bonds. During the last few months of the fiscal year, however, the hint of an economic recovery and an upturn in the stock market produced a sudden jump in interest rates in June, putting increasing pressure on the bond market.

In California, the overall climate for bonds was further complicated by the uncertainty created by the state's ongoing budget crisis and the gubernatorial recall election. In this environment, The Tax-Exempt Fund of California was able to produce a total return (which includes both income and a slight decline in portfolio value) of 2.1% for the 12 months ended August 31, 2003. That compares with a 1.4% average return among the 120 California municipal debt funds tracked by Lipper. Shareholders who reinvested dividends totaling 69 cents a share earned a double tax-free income return of 4.3% for the fiscal year. To match this return, a shareholder in the maximum 41% combined federal and state income-tax bracket would have had to earn 7.2% from a taxable investment. Shareholders who took their dividends in cash received an income return of 4.2%. This result is equivalent to a taxable return of 7.1% for those in the highest combined federal and California tax bracket.

PUTTING THE YEAR IN PERSPECTIVE

The state Legislature and governor worked long and hard to produce a budget upon which they could agree. Proposed solutions include a great deal of new bond issuance, but the need for a longer term solution to the deficit continues to present challenges for the California market.

[Begin Sidebar]
Investment highlights

(Yields at annual rates)                                through August 31, 2003

12-month total return*                                                   +2.1%
(income plus capital changes, with distributions reinvested)

Tax-free distribution rate for August+                                    4.1%
(reflecting maximum sales charge)

Taxable equivalent distribution rate                                      7.0%
(for August, assuming a 41% maximum combined state and federal tax rate)

SEC 30-day yield as of August 31                                          3.9%
(reflecting maximum sales charge)

Taxable equivalent SEC yield                                              6.5%
(for August, assuming a 41% maximum combined state and federal tax rate)

*Does not include the 3.75% sales charge.

+ This differs from the income return cited in the letter in two ways: It is for the month of August only, rather than for the full fiscal year, and it includes the effect of the highest sales charge.

For current yield information, please call toll-free: 800/421-0180.
[End Sidebar]

The gubernatorial recall election also created uncertainty about the state. In response to problems at the state level, we focused more on local issuers and avoided to an increasing degree bonds reliant on direct revenue from the state.

Even with the election of Arnold Schwarzenegger as governor on October 7, there are still many unanswered questions, particularly regarding the state budget. When Schwarzenegger takes office, assumed to be in late November, his plan to deal with the state's budget situation will be closely watched.

The continued uncertainty that surrounds the state, coupled with the potential of rising interest rates at some time in the future, has led us to maintain a conservative approach in the fund's investments. The average maturity of bonds held in the portfolio is shorter than the average among the California municipal bond funds tracked by Lipper. Short-term bonds hold their value better than long-term bonds in periods of rising interest rates. For more information on how we manage the fund's investment portfolio to adapt to interest rate fluctuations, see the article beginning on page 4.

A LONG-TERM APPROACH

Despite the state's ongoing fiscal and political problems, we still strongly believe in the benefit of California municipal bonds as a source of tax-free income and as an investment in the state's diverse economy. Over the long term, the California municipal bond market has produced solid returns for shareholders. For the past 10-year period, The Tax-Exempt Fund of California has generated an average annual total return of 5.3%, compared with an average 5.1% among the California municipal debt funds tracked by Lipper.

As always, we thank you for your continued support.

Cordially,


/s/ Paul G. Haaga, Jr.                  /s/ Abner D. Goldstine
Paul G. Haaga, Jr.                      Abner D. Goldstine
Chairman of the Board                   President

October 13, 2003

WHY DOUBLE TAX-FREE INVESTING CAN BE WORTHWHILE

To use this table, find your estimated taxable income to determine your combined federal and California tax rate. Then look at the right-hand column to see what you would have had to earn from a taxable investment to equal the fund's 4.1% tax-exempt distribution rate in August.

Because of tax increases in recent years, many high-income investors are finding that their returns on taxable fixed-income issues have to be even higher to match those currently offered by tax-exempt municipals. For instance, a couple with a taxable income of $150,000 faces a combined federal and California tax rate of 34.7%. In this bracket, the fund's current 4.1% distribution rate would be equivalent to a return on a taxable fixed-income investment of 6.3%.

[begin sidebar]

                                                                                     The fund's 4.1%
                                                                                 tax-exempt distribution
                                                               Combined             rate in August+ is
                 Your taxable income                          federal and        equivalent to a taxable
         Single                        Joint              California tax rate*    distribution rate of:

  $21,826  -     28,400      $  43,651  -     56,800           20.1%                   5.1%
   28,401  -     30,298         56,801  -     60,596           29.5                    5.8
   30,299  -     38,291         60,597  -     76,582           31.0                    6.0
   38,292  -     68,800         76,583  -    114,650           32.0                    6.0
   68,801  -    143,500        114,651  -    174,700           34.7                    6.3
  143,501  -    311,950        174,701  -    311,950           39.2                    6.8
           Over 311,950                 Over 311,950           41.0                    7.0

* Based on new 2003 federal and 2002 California tax rates.
+ This differs from the income return cited in the letter in two ways: It is for the month of August only, rather than for the full fiscal year, and it includes the effect of the highest sales charge.

[end sidebar]

THE VALUE OF A LONG-TERM PERSPECTIVE

HOW A $10,000 INVESTMENT HAS GROWN
[begin mountain chart]

              The fund at      The fund at net    Lehman Brothers      Lipper California
              maximum          asset value        Municipal Bond       Municipal Debt
              offering         (not including     Index(1)             Funds Average(2)
              price(2),(3)     sales charge)(2)

10/28/86      $  9,625           10,000             10,000               10,000
8/31/87*         9,673           10,052             10,260                9,995
8/31/88         10,211           10,611             10,966               10,613
8/31/89         11,275           11,717             12,170               11,802
8/31/90         11,718           12,177             12,951               12,392
8/31/91         13,072           13,584             14,478               13,801
8/31/92         14,424           14,990             16,095               15,245
8/31/93         16,310           16,949             18,059               17,139
8/31/94         16,308           16,947             18,084               16,964
8/31/95         17,639           18,330             19,687               18,190
8/31/96         18,635           19,365             20,718               19,241
8/31/97         20,274           21,069             22,634               21,005
8/31/98         21,892           22,750             24,591               22,814
8/31/99         21,995           22,857             24,714               22,548
8/31/00         23,531           24,453             26,389               24,248
8/31/01         25,610           26,614             29,078               26,586
8/31/02         26,804           27,854             30,893               27,814
8/31/03         27,371           28,444             31,863               28,300

Year ended August 31

[end mountain chart]

* For the period October 28, 1986, through August 31, 1987.
(1) With interest compounded. The index is a national index not limited to California bonds. It is unmanaged and does not reflect sales charges, commissions or expenses.
(2) With all distributions reinvested. The Lipper average does not reflect sales charges.
(3) This figure, unlike those shown elsewhere in this report, reflects payment of the maximum sales charge of 3.75% on the $10,000 investment. Thus the net amount invested was $9,625. The maximum sales charge was 4.75% prior to January 10, 2000. As outlined in the prospectus, the sales charge is reduced for larger investments. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.

Past results are not predictive of future results. The results shown are before taxes on fund distributions and sale of fund shares.


Average annual total returns*-- Class A shares
                                                1 year     5 years     10 years

RETURNS FOR PERIODS ENDED AUGUST 31, 2003       -1.69%     +3.77%       +4.91%

*Assumes reinvestment of all distributions and payment of the 3.75% maximum sales charge at the beginning of the stated periods.

Other share class results

RETURNS FOR PERIODS ENDED SEPTEMBER 30, 2003 (the most recent calendar quarter):


                                                                                      1 YEAR          LIFE OF CLASS
CLASS B SHARES
Reflecting applicable contingent deferred sales charge (CDSC), maximum of 5%, payable only if shares are
      sold within six years of purchase                                               -3.08%            +5.50% (1)
Not reflecting CDSC                                                                   +1.84%            +6.24% (1)

CLASS C SHARES
Reflecting CDSC, maximum of 1%, payable only if
     shares are sold within one year of purchase                                      +0.72%            +4.39% (2)
Not reflecting CDSC                                                                   +1.70%            +4.39% (2)

CLASS F SHARES (3)
Not reflecting annual asset-based fee charged by sponsoring firm                      +2.45%            +5.14% (4)


(1) Average annual total return from March 15, 2000, when Class B shares were first sold.
(2) Average annual total return from March 19, 2001, when Class C shares were first sold.
(3) These shares are sold without any initial or contingent deferred sales charge.
(4) Average annual total return from March 20, 2001, when Class F shares were first sold.

Guiding the fund through interest rate cycles

[photograph:  hand holding an oar]

For much of the past year, declining interest rates caused the municipal bond market to flourish. Yet, inevitably interest rates would increase. This summer, we got a taste of rising rates. While some of the rate increase has moderated in the first six weeks of the new fiscal year, it has caused some concern among shareholders about the effect a rising-rate environment would have on their investments.

Although it's too early to tell when interest rates will climb further, we thought it was a good time to discuss why and how interest rate moves affect municipal bonds, and the strategies available to bond fund managers that can help maximize or minimize the effects of these moves.

WHY INTEREST RATES AFFECT BOND PRICES

First, keep in mind that the interest payment, or coupon, on most bonds is fixed, but the market price of a bond changes as market conditions change. Investors who hold a bond to maturity typically receive the original stated amount (sometimes called the "par value" or "principal"), but an investor who sells a bond prior to maturity will receive its current market price, which could be higher or lower than the par value.

The market price at any time is affected by various market conditions, including the general level of interest rates. In general, when interest rates rise, bond prices decline; when interest rates fall, bond prices rise. Here's why: When interest rates rise, new bonds come into the marketplace that have higher coupons than the older bonds. Thus, the older bonds are typically discounted to account for their lower coupons and their prices fall. Conversely, when interest rates decline, the new bonds coming onto the market have lower coupons than the older bonds, which increases the value of the older bonds. Thus, any change in interest rates causes a revaluation of all bonds outstanding.

NAVIGATING INTEREST RATE CYCLES

While no bond is immune to interest rate fluctuations, portfolio counselors do have options available to help them manage the effect of such moves. "We do not time the market by making bold moves in anticipation of an interest rate change, but we do employ either defensive or offensive strategies to protect our investments," says Neil Langberg, one of three portfolio counselors in the fund. "These aren't dramatic moves, but you will see shadings in the portfolio."

[photograph: hand holding a compass with mountains and clouds in background.]

[Begin Sidebar]
A cautious approach

Generally, the fund errs on the side of caution, giving as much weight to preserving capital as it does to capital appreciation. [End Sidebar]

In a rising-rate environment, the three portfolio counselors of The Tax-Exempt Fund of California often use a combination of the following strategies to mitigate risk.

SHORTEN MATURITIES. The first strategy is to buy bonds with shorter maturity dates, which is the date when the bond is due for repayment. During periods of rising interest rates, bonds with shorter maturities will tend to experience less price erosion than bonds with longer maturities. "We are not market timers, but we are market sensitive," says David Hoag, another portfolio counselor for the fund. "If rates are low and we believe that investors are at greater risk of losing money than making money, we will err on the side of caution -- and that means investing in shorter maturities."

One downside to this strategy is that shorter maturity bonds generally have a lower yield. In many instances, however, the fund's managers believe that accepting the lower yield is worth the greater protection of principal. "We give as much weight to preserving capital as we do to growing shareholders' investments," says Neil. "That's especially important in markets like the current one where interest rates have risen more rapidly than they have fallen."

In California, says Neil, the state's political and fiscal troubles have also caused the fund's managers to try to be shorter in maturity compared with other California municipal bond funds. As a result, The Tax-Exempt Fund of California's portfolio has an average maturity (the average of all bonds held in the portfolio) of 7.5 years, compared with 10.5 years for all comparable funds tracked by Lipper.

BUY LOWER QUALITY BONDS. Interest rates typically begin to rise when the economy is getting stronger and investors begin to worry about inflation. A recovering economy particularly benefits lower quality issuers because they have the chance to improve their revenues and businesses, as well as their credit standing. If a municipality's credit rating is improving and may be upgraded by the rating agencies, that improvement may be reflected in the market value of the issuer, possibly offsetting some or all of the pressure of rising rates. Meticulous research helps the managers identify those issuers most likely to improve their fundamentals as well as those individual bonds less likely to lose value when interest rates rise.

[begin sidebar]
Interest rate cycles
(as measured by the 30-year Treasury bond yield)

[begin chart]

The following shows how interest rates have fluctuated throughout the lifetime of the fund. The shaded columns highlight dramatic periods of rising interest rates.

                30-year
                Treasury
Year            bond Yield

10/31/86         7.61%
11/30/86         7.40
12/31/86         7.49

01/31/87         7.47
02/28/87         7.46
03/31/87         7.91
04/30/87         8.44
05/31/87         8.64
06/30/87         8.49
07/31/87         8.90
08/31/87         9.15
09/30/87         9.74
10/31/87         9.03
11/30/87         9.10
12/31/87         8.98

01/31/88         8.42
02/29/88         8.34
03/31/88         8.76
04/30/88         9.10
05/31/88         9.24
06/30/88         8.91
07/31/88         9.21
08/31/88         9.30
09/30/88         9.05
10/31/88         8.74
11/30/88         9.07
12/31/88         8.99

01/31/89         8.82
02/28/89         9.11
03/31/89         9.09
04/30/89         8.93
05/31/89         8.60
06/30/89         8.04
07/31/89         7.92
08/31/89         8.20
09/30/89         8.24
10/31/89         7.91
11/30/89         7.89
12/31/89         7.98

01/31/90         8.45
02/28/90         8.54
03/31/90         8.63
04/30/90         8.99
05/31/90         8.58
06/30/90         8.40
07/31/90         8.41
08/31/90         8.98
09/30/90         8.95
10/31/90         8.76
11/30/90         8.49
12/31/90         8.25

01/31/91         8.20
02/28/91         8.20
03/31/91         8.25
04/30/91         8.18
05/31/91         8.27
06/30/91         8.41
07/31/91         8.34
08/31/91         8.06
09/30/91         7.81
10/31/91         7.91
11/30/91         7.94
12/31/91         7.40

01/31/92         7.76
02/29/92         7.79
03/31/92         7.96
04/30/92         8.04
05/31/92         7.84
06/30/92         7.78
07/31/92         7.46
08/31/92         7.41
09/30/92         7.38
10/31/92         7.63
11/30/92         7.60
12/31/92         7.40

01/31/93         7.20
02/28/93         6.90
03/31/93         6.93
04/30/93         6.93
05/31/93         6.98
06/30/93         6.67
07/31/93         6.56
08/31/93         6.09
09/30/93         6.03
10/31/93         5.97
11/30/93         6.30
12/31/93         6.35

01/31/94         6.24
02/28/94         6.66
03/31/94         7.09
04/30/94         7.31
05/31/94         7.43
06/30/94         7.61
07/31/94         7.40
08/31/94         7.45
09/30/94         7.82
10/31/94         7.97
11/30/94         8.00
12/31/94         7.88

01/31/95         7.70
02/28/95         7.44
03/31/95         7.43
04/30/95         7.34
05/31/95         6.65
06/30/95         6.62
07/31/95         6.85
08/31/95         6.65
09/30/95         6.50
10/31/95         6.33
11/30/95         6.13
12/31/95         5.95

01/31/96         6.03
02/29/96         6.47
03/31/96         6.67
04/30/96         6.91
05/31/96         6.99
06/30/96         6.87
07/31/96         6.97
08/31/96         7.12
09/30/96         6.92
10/31/96         6.64
11/30/96         6.35
12/31/96         6.64

01/31/97         6.79
02/28/97         6.80
03/31/97         7.10
04/30/97         6.96
05/31/97         6.91
06/30/97         6.79
07/31/97         6.30
08/31/97         6.61
09/30/97         6.40
10/31/97         6.15
11/30/97         6.05
12/31/97         5.92

01/31/98         5.80
02/28/98         5.92
03/31/98         5.93
04/30/98         5.95
05/31/98         5.80
06/30/98         5.63
07/31/98         5.71
08/31/98         5.27
09/30/98         4.98
10/31/98         5.16
11/30/98         5.06
12/31/98         5.10

01/31/99         5.09
02/28/99         5.58
03/31/99         5.63
04/30/99         5.66
05/31/99         5.83
06/30/99         5.96
07/31/99         6.10
08/31/99         6.06
09/30/99         6.05
10/31/99         6.16
11/30/99         6.29
12/31/99         6.48

01/31/00         6.49
02/29/00         6.14
03/31/00         5.83
04/30/00         5.96
05/31/00         6.01
06/30/00         5.90
07/31/00         5.78
08/31/00         5.67
09/30/00         5.89
10/31/00         5.79
11/30/00         5.61
12/31/00         5.46

01/31/01         5.50
02/28/01         5.31
03/31/01         5.44
04/30/01         5.79
05/31/01         5.75
06/30/01         5.76
07/31/01         5.52
08/31/01         5.37
09/30/01         5.42
10/31/01         4.87
11/30/01         5.29
12/31/01         5.47

01/31/02         5.43
02/28/02         5.42
03/31/02         5.80
04/30/02         5.59
05/31/02         5.62
06/30/02         5.51
07/31/02         5.30
08/31/02         4.93
09/30/02         4.67
10/31/02         4.99
11/30/02         5.04
12/31/02         4.78

01/31/03         4.84
02/28/03         4.67
03/31/03         4.82
04/30/03         4.77
05/31/03         4.38
06/30/03         4.56
07/31/03         5.36
08/31/03         5.22

Year ended December 31

Source: Federal Reserve Board, Bloomberg

[end chart]
[end sidebar]

The opposite also holds true: "If we thought the economy was going to weaken and that interest rates would head lower, we would want higher quality bonds," says Neil.

BUY DEFENSIVE SECURITIES. Another strategy is to add securities that are less susceptible to interest rate fluctuations, such as land-secured financings. Also called "dirt" bonds, these tax-free bonds are issued to help build or expand real estate developments. "Dirt bonds offer above-average yield and, like lower quality bonds, provide the potential for credit upgrades and price appreciation as the underlying real estate projects are developed," says Ed Nahmias, another portfolio counselor for the fund.

Because California has restrictions that reduce the issuance of high-yield bonds as compared with other states, land-secured financings are among the few higher yielding municipal offerings in the state. For that reason, says Ed, demand for this debt could remain high even when interest rates rise, thereby adding support to the price of the bonds.

HOLD MORE CASH. Sometimes, portfolio counselors will simply increase the amount of tax-exempt money-market instruments in the portfolio. That way, if interest rates do increase, they can deploy that cash to buy higher yielding securities after they have fallen in value.

DIVERSIFY. Since bond funds invest in hundreds of individual securities, shareholders actually own a pool of many bonds. That gives the fund's portfolio counselors the ability to take advantage of changes in the bond market by actively managing the various assets in the fund to change the overall mix of credits, structures, coupons and/or maturities. In a rising-rate environment, for example, portfolio counselors may take the proceeds from coupons and shorter term bonds that mature and reinvest them in bonds with higher interest rates or lower ratings. So while bond prices may be declining, the fund's income return is likely to rise over time.

THE VALUE OF RESEARCH AND EXPERIENCE

Research and experience play vital roles in the fund's ability to adapt to interest rate fluctuations and to pursue the strategy that will work best in a given environment. Together, the fund's three portfolio counselors bring 51 years of experience to managing the portfolio. That experience is aided by a team of research analysts and bond traders who help them identify individual bonds and classes of bonds most likely to do relatively well in a given interest rate environment. Additional insight is provided by a fixed-income strategy team consisting of traders, economists and portfolio counselors who focus on where interest rates may be heading.

[photograph: side view of person's shoulder and arms with hands holding map.]

[begin sidebar]
Seeking consistency

The focus on research, attention to risk and emphasis on capital preservation help the fund to produce consistent returns over the long term.
[end sidebar]

"We do not use interest rate research to make extreme moves," David emphasizes. "Predicting interest rates over the short term is often a futile effort. You can't forecast human behavior and human behavior is a large part of what drives interest rates. The value of this research for me is that it helps me understand what sectors may or may not be doing well."

SEEKING CONSISTENCY

The managers' focus on research, attention to risk and emphasis on capital preservation help the fund to produce consistent returns over the long term. Over the past 10 years, The Tax-Exempt Fund of California has produced an average annual return of 5.3%, with all distributions reinvested, compared with 5.1% for the average California municipal debt fund, as measured by Lipper.

During difficult periods, the fund has also held up relatively well, attesting to our goal of preserving principal. After the 30-year Treasury yield hit a low of 6.0% on October 31, 1993, the Federal Reserve began to steadily raise rates over the next year. By November 30, 1994, the 30-year Treasury yield had risen to 8.0%, making this one of the worst periods of rising rates during the fund's lifetime. (See chart on opposite page.)

During this time, Treasury prices declined by 22.3%. In the case of The Tax-Exempt Fund of California, net asset value declined by 11.5% at the same time its SEC yield (the rate at which the fund is earning income on its portfolio of securities) increased from 4.1% to 5.5%. Moreover, the income generated by the fund served as an effective hedge against this drop in bond prices. The fund's total return, which includes both income and changes in per-share net asset value, declined by 5.8% for the period, compared with an average 8.0% loss among the California municipal bond funds tracked by Lipper.

A DIVERSIFIED PORTFOLIO

No matter what the market environment, most individuals should keep part of their portfolio allocated to municipal bond funds that offer a dependable stream of tax-free income and help provide some stability to an overall investment portfolio.

The key is to adapt to market conditions and not overreact to them. "No one knows exactly what the future holds, but we can anticipate trends and prepare for them," says Neil. "The ups and downs in the stock market over the past few years serve to remind us what an essential part bonds play in a diversified portfolio."


INVESTMENT PORTFOLIO   August 31, 2003

[begin pie chart]
Portfolio Quality Ratings
Aaa/AAA                                                           35.4 %
Aa/AA                                                              9.9 %
A/A                                                                9.7 %
Baa/BBB                                                           21.0 %
Below investment grade                                            19.2 %
Cash & cash equivalents                                            4.8 %

[end pie chart]

                                                                                        PRINCIPAL      MARKET
                                                                                          AMOUNT        VALUE
FIXED-INCOME SECURITIES  -  95.18%                                                         (000)        (000)

G.O. Bonds:
 5.25% 2015                                                                             $    2,000     $  2,092
 5.25% 2016                                                                                  1,000        1,037
 5.00% 2017                                                                                  1,000        1,008
 Veterans G.O. Bonds:
  Series BG, 4.95% 2010                                                                      1,175        1,241
  Series BH, AMT, 5.35% 2013                                                                 6,000        6,240
 XLCA insured, 4.50% 2010                                                                    2,000        2,121
 XLCA-ICR insured, 5.00% 2014                                                                2,000        2,084
Educational Facs. Auth.:
 Rev. Bonds, University of San Francisco, Series 1996, MBIA insured, 5.70% 2011              1,190        1,354
 Rev. Ref. Bonds, Stanford University, Series R, 5.00% 2021                                  4,000        4,068
Health Facs. Fncg. Auth., Hospital Rev. Bonds:
 Adventist Health System/West, Series 2003-A, 5.00% 2017                                     1,000          986
 Catholic Healthcare West, Series 1998-A:
  5.00% 2006                                                                                 1,500        1,580
  5.00% 2007                                                                                 1,000        1,052
  5.25% 2008                                                                                 1,750        1,866
 Downey Community Hospital, Series 1993:
  5.625% 2008                                                                                2,000        1,882
  5.75% 2015                                                                                 1,095          953
 Kaiser Permanente, Rev. Bonds, Series 1998-B, 5.25% 2013                                    2,000        2,070
 Little Co. of Mary Health Services, Series 1998, AMBAC insured:
  5.00% 2010                                                                                 2,170        2,353
  5.00% 2013                                                                                 1,125        1,185
 Stanford Hospital and Clinics, Series 2003-A, 5.00% 2017                                    3,680        3,674
Housing Fin. Agcy.:
 Single-family Mortgage Bonds, AMT:
  Series 1995-B2, AMBAC insured, 5.70% 2007                                                    970        1,032
  Series 1997-B3, MBIA insured, 5.10% 2012                                                     485          513
 Single-family Mortgage Rev. Bonds:
  Series 1997-C1, Class III, MBIA insured, 5.05% 2011                                          680          690
  Series 1998-C4, Class I, FHA insured, 4.90% 2004                                           1,255        1,292
Infrastructure and Econ. Dev. Bank:
 Bay Area Toll Bridges Seismic Retrofit Rev. Bonds, First Lien Bonds,                        1,500        1,634
 Series 2003-A, FSA insured, 5.25% 2014
 Clean Water State Revolving Fund Rev. Bonds, Series 2002:
  5.00% 2012                                                                                 1,000        1,087
  5.00% 2015                                                                                 2,000        2,119
  5.00% 2016                                                                                 5,000        5,255
Pollution Control Fncg. Auth., Solid Waste Disposal, AMT:
 Rev. Bonds (Browning-Ferris Industries of California, Inc. Project), BFI Corp.,             5,000        4,596
 Guarantee, Series 1996-A, 5.80% 2016
 Rev. Ref. Bonds (USA Waste Services, Inc. Project), Series 1998-A,                          4,000        4,148
 5.10% 2018 (put 2008)
Public Works Board:
 Lease Rev. Bonds, Dept. of Corrections, State Prison:
  Imperial County, Series 1991-A, 6.50% 2017                                                 1,000        1,131
  Lassen County (Susanville), Series 1993-D, FSA insured, 5.25% 2015                         2,000        2,173
 Lease Rev. Ref. Bonds, Dept. of Corrections:
  State Prison-Monterey County, Series 1998-C, 5.25% 2007                                    2,000        2,183
  Various State Prisons, Series 1993-A, AMBAC insured, 5.25% 2013                            1,000        1,094
Rural Home Mortgage Fin. Auth., Single-family Mortgage Rev. Bonds
 (Mortgage-backed Securities Program), AMT:
 Series 1995-B, 7.75% 2026                                                                     215          218
 Series 1996-A, 7.75% 2027 (1)                                                                 175          186
Statewide Communities Dev. Auth.:
 Apartment Dev. Rev. Ref. Bonds (Irvine Apartment Communities, LP):
  Series 1998-A1, AMT, 5.05% 2025 (put 2008)                                                 5,300        5,577
  Series 1998-A3, 5.10% 2025 (put 2010)                                                      5,000        5,208
  Series 1998-A4, 5.25% 2025 (put 2013)                                                      1,500        1,545
 Catholic Healthcare West, Cert. of Part., Series 1999-A, 6.50% 2020                         5,345        5,655
 Citrus Valley Health Partners, Inc., Cert. of Part., MBIA insured, 5.50% 2011               1,000        1,104
 Health Fac. Rev. Bonds:
  Memorial Health Services, Series 2003-A:
   6.00% 2014                                                                                2,000        2,185
   6.00% 2016                                                                                2,000        2,152
   6.00% 2023                                                                                3,000        3,123
  Community Hospital of the Monterey Peninsula, Series 2003-B, FSA insured:
   5.00% 2011                                                                                1,580        1,705
   5.25% 2018                                                                                2,500        2,611
   5.25% 2023                                                                                  500          507
 Hospital Rev. Cert. of  Part., Cedars-Sinai Medical Center, Series 1992, 6.50% 2012         5,900        6,666
 Internext Group, Cert. of Part.:
  5.375% 2017                                                                                6,375        6,257
  5.375% 2030                                                                                2,000        1,830
 Multi-family Housing Rev. Ref. Bonds (Equity Residential/Parkview Terrace Club Apartments   3,100        3,265
 Issue 1999-B, 5.20% 2029 (put 2009)
Dept. of Water Resources:
 Central Valley Project, Water System Rev. Bonds:
  Series W, 5.50% 2017                                                                       2,000        2,170
  Series X, FGIC insured, 5.50% 2016                                                         3,100        3,461
 Power Supply Rev. Bonds, Series 2002-A:
  6.00% 2013                                                                                 4,000        4,452
  5.875% 2016                                                                                1,000        1,087
  5.75% 2017                                                                                 2,500        2,685
  AMBAC insured:
   5.50% 2015                                                                                2,000        2,187
   5.50% 2016                                                                                1,000        1,087
  MBIA insured:
   5.50% 2010                                                                                2,365        2,637
   5.50% 2011                                                                                1,000        1,112
  XLCA insured, 5.375% 2017                                                                  3,000        3,178
Alta Loma School Dist. (San Bernardino County), G.O. Bonds, 1999 Election,                   2,500          941
 Series A, FGIC insured, 0% 2021
Anaheim Public Fncg. Auth., Lease Rev. Bonds (Anaheim Public
 Improvement Project), FSA insured:
 Senior Lease Rev. Bonds, Series 1997-A, 6.00% 2024                                          1,500        1,700
 Subordinate Lease Rev. Bonds, Series 1997-C:
  0% 2018                                                                                    5,400        2,476
  0% 2022                                                                                    2,000          696
City of Antioch, Public Fncg. Auth., 1998 Reassessment Rev. Bonds,                           1,295        1,372
 Subordinated Series B, 5.70% 2010
Association of Bay Area Governments, Fin. Auth. for Nonprofit Corps.:
 Cert. of Part.:
  American Baptist Homes of the West Facs. Project, Series 1997-A, 5.25% 2007                1,185        1,208
  Stanford University Hospital, Series 1993:
   5.75% 2005 (escrowed to maturity)                                                         1,240        1,356
   5.50% 2013 (preref. 2005)                                                                 1,500        1,566
 Rev. Ref. Cert. of Part.:
  American Baptist Homes Foundation, Series 1998-A, 6.10% 2017                               3,705        3,600
  American Baptist Homes of the West Facs. Project, Series 1997-A:
   5.75% 2017                                                                                1,500        1,407
   5.85% 2027                                                                                1,000          899
   6.20% 2027                                                                                4,170        3,930
  Episcopal Homes Foundation, Series 1998:
   5.00% 2005                                                                                1,500        1,564
   5.00% 2009                                                                                4,600        4,777
   5.125% 2018                                                                               1,215        1,148
 Rev. Bonds:
  San Diego Hospital Association, Series 2001-A:
   5.50% 2009                                                                                6,800        7,282
   6.125% 2020                                                                               2,000        2,062
  Southern California Presbyterian Homes Obligated Group (Redwood Senior
 Homes and Services), Series 2002:
   6.00% 2022                                                                                1,750        1,747
   6.125% 2032                                                                               4,000        3,967
Bay Area Toll Auth., San Francisco Bay Area Toll Bridge Rev. Bonds,                          4,000        4,226
 Series 2001-D, 5.125% 2015
Beverly Hills Unified School Dist. (Los Angeles County), G.O. Bonds,
 Election of 2002, Series A:
 5.375% 2017                                                                                 1,000        1,071
 5.00% 2022                                                                                  1,500        1,508
Redev. Agcy. of the City of Burbank (Golden State Redev. Project), Tax Allocation Bonds,     1,385        1,428
 Series 1993-A, 6.25% 2024
Cabrillo Community College Dist., Santa Cruz County, Election of 1998 G.O. Bonds,            1,500          795
 Series B, FGIC insured, 0% 2016
California County Tobacco Securitization Agcy., Tobacco Settlement Asset-backed Bonds,       2,000        1,523
 (Alameda County Tobacco Asset Securitization Corp.), Series 2002, 5.75% 2029
Calleguas - Las Virgenes Public Fncg. Auth., Rev. Ref. Bonds (Calleguas Municipal            1,565        1,631
 Water Dist. Project), Series 2003-B, MBIA insured, 5.25% 2020
City of Cathedral City, Community Facs. Dist. No. 2000-1, Special Tax Bonds:
 6.625% 2023                                                                                   815          826
 6.70% 2030                                                                                  3,750        3,801
Central California Joint Powers Health Fncg. Auth., Cert. of Part. (Community
 Hospitals of Central California Project):
 Series 2000, 6.00% 2020                                                                     2,220        2,282
 Series 2001:
  6.00% 2015                                                                                 1,000        1,059
  5.625% 2021                                                                                1,000          996
Central Valley Fncg. Auth., Cogeneration Project Rev. Bonds (Carson Ice-Gen Project),          595          614
 Series 1993, 6.00% 2009
Central Valley School Districts Fncg. Auth. (School Dist. G.O. Bond Ref. Program),           1,000        1,164
 Rev. Bonds, Series 1998-A, MBIA insured, 6.25% 2011
Cerritos Public Fncg. Auth., 2002 Tax Allocation Rev. Bonds (Cerritos Redev. Projects),      1,000        1,057
 Series A, AMBAC insured, 5.00% 2017
Chaffey Community College Dist., San Bernardino County, G.O. Bonds,                          1,620        1,739
 Series 2002-A, FSA insured, 5.25% 2016
City of Chino Hills, Special Tax Bonds:
 Community Facs. Dist. No. 9 (Rincon Village Area), Series 1998, 6.45% 2023                    120          120
 Community Facs. Dist. No. 10 (Fairfield Ranch), 6.95% 2030                                  2,000        2,126
City of Commerce, Community Dev. Commission, Redev. Project No. 1,                           1,000        1,073
 Subordinate Lien Tax Allocation Ref. Bonds, Series 1997-B, 5.50% 2008
East Bay Municipal Utility Dist. (Alameda and Contra Costa Counties),                        7,000        7,472
 Water System Subordinated Rev. Bonds, Series 2001, 5.25% 2016
County of El Dorado, Community Facs. Dist. No. 1992-1 (El Dorado Hills Dev.),                  995        1,029
 Series 1999 Special Tax Bonds, 6.125% 2016
Elsinore Valley Municipal Water Dist. (Riverside County), Ref. Cert. of Part.,
 Series 2002, FGIC insured:
 5.375% 2015                                                                                 2,125        2,340
 5.375% 2017                                                                                 3,385        3,700
Escondido Union School Dist., G.O. Bonds, Election of 2002 (San Diego County),               2,015        2,136
 Series A, FSA insured, 5.25% 2017
City of Folsom, Special Tax Bonds:
 Community Facs. Dist. No. 10, Series 1999:
  6.20% 2011                                                                                 1,475        1,552
  7.00% 2024                                                                                 1,000        1,062
 Community Facs. Dist. No. 14 (Parkway Phase II), Series 2002, 6.30% 2032                    4,000        4,068
City of Fontana, Community Facs. Dist. No. 12 (Sierra Lakes), Special Tax Bonds,
  Series 1999:
 6.50% 2015                                                                                  1,105        1,170
 6.625% 2030                                                                                 5,250        5,489
Foothill-De Anza Community College Dist., Santa Clara County, Election of                    5,555        2,402
 1999 G.O. Bonds, Series A, MBIA insured, 0% 2019
Foothill/Eastern Transportation Corridor Agcy., Toll Road Rev. Bonds,                        1,000        1,152
 Series 1995-A, 6.00% 2016 (preref. 2010)
City of Fullerton, Community Facs. Dist. No. 1 (Amerige Heights),
 Special Tax Bonds, Series 2002:
 6.10% 2022                                                                                  1,000        1,011
 6.20% 2032                                                                                  2,500        2,537
Fullerton School Dist.:
 Orange County, G.O. Bonds, 2002 Election, Series A, FGIC insured:
  5.375% 2017                                                                                2,340        2,506
  0% 2020                                                                                    3,105        1,253
 Community Facs. Dist. No. 2001-1, 2001 Special Tax Bonds, 6.375% 2031                       3,000        3,092
Golden State Tobacco Securitization Corp., Tobacco Settlement Asset-backed Bonds,
  Series 2003-A1:
 6.25% 2033                                                                                  2,000        1,617
 6.75% 2039                                                                                  2,000        1,649
Golden West Schools Fncg. Auth., 1999 Rev. Bonds (School Dist. G.O. Bonds Ref.               2,750        1,266
 Program), Series A, MBIA insured, 0% 2018
Imperial Irrigation Dist., Electric System Rev. Ref. Bonds, Series 1998,                     2,000        2,045
 MBIA insured, 5.00% 2018
City of Irvine, Assessment Dist. No. 00-18, Limited Obligation Improvement Bonds:
 Group Two:
  5.10% 2016                                                                                 1,730        1,701
  5.60% 2022                                                                                 2,500        2,498
  5.70% 2026                                                                                 2,750        2,730
 Group Three, 5.55% 2026                                                                     2,000        1,931
Lammersville School Dist., Community Facs. Dist. No. 2002 (Mountain House),                  4,500        4,526
 Special Tax Bonds, Series 2002, 6.375% 2032
Lancaster Redev. Agcy., Combined Redev. Project Areas (Housing Programs),                    1,935        2,088
 Tax Allocation Ref. Bonds, Series 2003, MBIA insured, 5.25% 2018
City of La Verne, Rev. Cert. of Part. (Brethren Hillcrest Homes), Series 2003-B,             4,500        4,454
 6.625% 2025
Lee Lake Water Dist., Community Facs. Dist. No. 1 (Sycamore Creek),                          2,000        1,937
 Special Tax Bonds, Series 2003, 6.00% 2033
City of Lincoln, Community Facs. Dist. No. 2003-1 (Lincoln Crossing Project),                4,000        3,935
 Special Tax Bonds, Series 2003-A, 6.125% 2033
City of Long Beach:
 Bond Fin. Auth., Lease Rev. Ref. Bonds (Aquarium of the Pacific Project),                   4,380        4,777
 Series 2001, AMBAC insured, 5.50% 2016
 Fncg. Auth. Rev. Bonds, Series 1992, AMBAC insured, 6.00% 2017                                750          869
 Harbor Rev. Bonds, AMT:
  Series 1993, 5.125% 2018                                                                   1,000        1,004
  Series 2000-A, FGIC insured, 5.75% 2013                                                    2,500        2,712
  Series 2002-B, MBIA insured, 4.00% 2027 (put 2004)                                         2,350        2,402
City of Los Angeles:
 Harbor Dept. Rev. Bonds:
  Series 1988, 7.60% 2018 (escrowed to maturity)                                             1,750        2,168
  Series 1996-B, AMT, 6.00% 2013                                                             5,980        6,540
 Multi-family Housing Rev. Bonds (GNMA Collateralized - Ridgecroft Apartments                2,005        2,063
 Project), Series 1997-E, AMT, 6.125% 2027
 State Building Auth., Lease Rev. Bonds (Dept. of General Services Lease),                   1,000        1,046
 Series 1999-A, 5.40% 2015
 Dept. of Water and Power:
  Power System Rev. Bonds, Subseries A-1:
   Series 2001-A, 5.25% 2015                                                                 7,500        8,036
   Series 2003-A, MBIA insured, 5.00% 2008                                                   2,000        2,205
  Water System Rev. Bonds, Series 2001-A, 5.125% 2032                                        1,000          984
County of Los Angeles:
 Capital Asset Leasing Corp., Cert. of Part. (Marina del Rey), Series 1993-A, 6.50%          6,000        6,181
 Cert. of Part. (1993 Disney Parking Project), AMBAC insured, 0% 2014                        6,860        4,094
 Los Angeles Community College Dist., G.O. Bonds, 2001 Election, Series A, 5.50% 201         4,500        4,902
 Metropolitan Transportation Auth., Proposition A First Tier Senior Sales Tax Rev.           3,530        3,741
 Ref. Bonds, Series 2001-B, FSA insured, 5.25% 2017
Los Angeles Unified School Dist. (County of Los Angeles), MBIA insured:
 2002 G.O. Ref. Bonds, 5.75% 2015                                                            1,000        1,140
 G.O. Bonds, Election of 2002, Series 2003-A:
  5.375% 2016                                                                                1,000        1,085
  5.375% 2017                                                                                1,000        1,077
Metropolitan Water Dist. of Southern California:
 Waterworks G.O. Ref. Bonds, Series 2001-B:
  5.25% 2016                                                                                 3,530        3,779
  5.25% 2018                                                                                 2,000        2,122
 Water Rev. Bonds, 1997 Authorization, Series A, 5.00% 2026                                  2,500        2,419
 Water Rev. Ref. Bonds:
  Series 2001-A:
   5.375% 2013                                                                               4,000        4,368
   5.00% 2029                                                                                1,000          978
  Series 2003-A, 5.00% 2014                                                                  1,000        1,074
Northern California Power Agcy., Geothermal Project Number 3 Special Rev. Bonds,
 1993 Ref. Series A (escrowed to maturity):
 5.60% 2006                                                                                  1,000        1,105
 5.65% 2007                                                                                  1,025        1,152
Oak Park Unified School Dist. (Ventura County), G.O. Bonds, Series 2000 Election of          2,300        1,314
 1977, FSA insured, 0% 2015
Port of Oakland, Rev. Bonds, FGIC insured:
 Series 2000-K, AMT:
  5.25% 2007                                                                                 2,000        2,209
  5.75% 2014                                                                                 1,500        1,616
 Series 2002-M, 5.25% 2015                                                                   1,100        1,185
County of Orange:
 Community Facs. Dist. (Ladera Ranch) Special Tax Bonds:
  No. 1999-1, Series 1999-A, 6.70% 2029                                                      1,000        1,068
  No. 2000-1, Series 2000-A:
   6.20% 2023                                                                                1,780        1,816
   6.25% 2030                                                                                1,800        1,836
  No. 2001-1, Series 2002-A, 6.00% 2032                                                      2,400        2,398
  No. 2002-1, Series 2003-A:
   5.125% 2018                                                                               1,180        1,135
   5.55% 2033                                                                                1,500        1,426
 Limited Obligation Improvement Bonds, Irvine Coast Assessment Dist. No. 88-1,                 735          757
 Series 1998-A, 5.25% 2009
 Local Transportation Auth., First Senior Fixed-Rate Bonds:
  AMBAC insured, 5.00% 2011                                                                  2,000        2,170
  MBIA insured, 6.00% 2009                                                                   1,500        1,717
 Recovery Cert. of Part., Series 1996-A, MBIA insured, 6.00% 2008                            1,500        1,722
South Orange County Public Fncg. Auth., Special Tax Rev. Bonds, Series 1999-A,               1,600        1,748
 FSA insured, 5.375% 2011
Orange County Water Dist., Rev. Cert. of Part., Series 1999-A, 5.25% 2022                    1,960        1,998
City of Oxnard, Assessment Dist. No. 97-1-R (Pacific Commerce Center), Limited
 Obligation Ref. Bonds:
 5.60% 2005                                                                                  2,605        2,725
 5.70% 2006                                                                                  1,065        1,111
Pleasanton Joint Powers Fncg. Auth., Reassessment Rev. Bonds, Series 1993-A, 6.15% 2012      8,515        8,711
City of Poway, Community Facs. Dist. No. 88-1 (Parkway Business Centre),
 Special Tax Ref. Bonds, Series 1998:
 6.50% 2008                                                                                  1,000        1,117
 6.50% 2009                                                                                  1,320        1,473
 6.50% 2010                                                                                  1,715        1,884
 6.75% 2015                                                                                  2,050        2,203
Poway Unified School Dist., Community Facs. Dist. No. 1, Series 1998 Special                 1,000        1,083
 Tax Bonds, MBIA insured, 5.00% 2010
Commonwealth of Puerto Rico:
 Children's Trust Fund, Tobacco Settlement Asset-backed Bonds, Series 2000:
  5.75% 2009 (escrowed to maturity)                                                          2,000        2,303
  5.75% 2020 (preref. 2010)                                                                  5,510        6,152
 Electric Power Auth., Rev. Ref. Bonds, Series KK, 5.00% 2010                                1,000        1,071
 Infrastructure Fncg. Auth., Special Obligation Bonds, Series 2000-A, 5.50% 2032             2,500        2,674
 Ports Auth., Special Facs. Rev. Bonds (American Airlines, Inc. Project),                    1,000          450
 Series 1993-A, AMT, 6.30% 2023
 Public Fin. Corp. (Commonwealth Appropriation Bonds), Series 2001-E, 6.00% 2026             2,000        2,206
 Public Improvement Ref. G.O. Bonds, Series 1998-B, MBIA insured, 5.75% 2009                 4,575        5,240
City of Riverside, Electric Rev. Bonds, Issue of 2001, FSA insured, 5.25% 2015               1,000        1,077
Riverside County Public Fncg. Auth., Cert. of Part., Air Force Village West, Inc.,
  5.40% 2009                                                                                   950          995
Rocklin Unified School Dist. (Placer County), G. O. Bonds, Election of 2002,                 3,600        1,355
 Series 2003, FGIC insured, 0% 2021
City of Roseville, Special Tax Bonds:
 Highland Reserve North Community Facs. Dist. No. 1, Series 1999:
  6.00% 2011                                                                                   995        1,057
  6.30% 2025                                                                                 1,750        1,792
 North Roseville Community Facs. Dist. No. 1, Series 1998, 5.20% 2007                        1,335        1,332
 Woodcreek West Community Facs. Dist. No. 1, Series 1999:
  6.50% 2015                                                                                 1,000        1,053
  6.70% 2025                                                                                 2,750        2,868
City of Sacramento:
 Fncg. Auth.:
  2001 Capital Improvement Rev. Bonds, Series A (Water and Capital
 Improvement Projects), AMBAC insured:
   5.50% 2015                                                                                2,000        2,188
   5.50% 2016                                                                                5,435        5,929
  City Hall and Redev. Projects, Rev. Bonds, Series 2002-A, FSA insured, 5.25% 2016          2,000        2,140
 North Natomas Regency Park Community Facs. Dist. No. 2001-03,                               1,755        1,707
 Special Tax Bonds, 6.00% 2028
Sacramento Cogeneration Auth., Cogeneration Project Rev. Bonds
 (Procter & Gamble Project), Series 1995:
 7.00% 2005                                                                                  1,700        1,854
 6.375% 2010                                                                                 1,600        1,693
 6.375% 2010 (preref. 2005)                                                                  1,085        1,206
 6.50% 2014 (preref. 2005)                                                                   1,000        1,114
 6.50% 2021 (preref. 2005)                                                                   4,000        4,456
Sacramento Municipal Utility Dist.:
 Electric Rev. Bonds, Series 1997-K, AMBAC insured, 5.70% 2017                               2,500        2,830
 Electric Rev. Ref. Bonds:
  Series 2001-O, MBIA insured, 5.25% 2015                                                    1,280        1,372
  Series 2002-Q, FSA insured, 5.25% 2017                                                     1,000        1,060
County of Sacramento:
 Airport System Rev. Ref. Bonds, Series B, AMT, FSA insured:
  5.25% 2015                                                                                 1,115        1,163
  5.25% 2016                                                                                 1,170        1,210
 Laguna Creek Ranch/Elliott Ranch Community Facs. Dist. No. 1,
 Improvement Area No. 2 Special Tax Ref. Bonds (Elliott Ranch):
  6.00% 2012                                                                                   880          929
  6.10% 2013                                                                                   665          702
  6.30% 2021                                                                                   500          513
 Single-family Mortgage Rev. Bonds (GNMA Mortgage-backed Securities Program),                1,500        2,180
 Issue A of 1987, AMT, 9.00% 2019 (escrowed to maturity)
Tobacco Securitization Auth. of Northern California, Tobacco Settlement
 Asset-backed Bonds (Sacramento County Tobacco Securitization Corp.):
 Series 2001-A, 5.25% 2031                                                                   1,000          722
 Series 2001-B, 5.00% 2028                                                                   6,490        4,859
County of San Bernardino Housing Auth.:
 Multi-family Housing Rev. Bonds (Fannie Mae Program - Villa Serena Project),                  880          901
 Series 1985, 4.95% 2007
 Multi-family Housing Rev. Ref. Bonds (Equity Residential/Redlands Lawn and                  1,000        1,053
 Tennis Apartments), Issue 1999-A, 5.20% 2029 (put 2009)
San Bernardino Joint Powers Fncg. Auth., 2002 Tax Allocation Ref. Bonds                      5,000        5,072
 (Secured by a Junior Lien on Certain Tax Increment Revenues Pledged
 Under Senior Loan Agreements), 6.625% 2026
County of San Diego, Reassessment Dist. No. 97-1 (4-S Ranch),
 Limited Obligation Improvement Bonds:
 5.90% 2007                                                                                  1,425        1,486
 5.90% 2008                                                                                    995        1,035
San Diego Unified School Dist., Election of 1998:
 1999 G.O. Bonds, Series A, Capital Appreciation Bonds, FGIC insured, 0% 2017                3,000        1,493
 2003 G.O. Bonds, Series E, Current Interest Bonds, FSA insured, 5.25% 2015                  1,000        1,088
City and County of San Francisco, AMT, Airport Commission, San Francisco
 International Airport, Second Series:
 Rev. Bonds, Issue 26-A:
  AMBAC insured, 5.00% 2019                                                                  1,000          991
  FGIC insured:
   5.00% 2010                                                                                1,915        2,036
   5.00% 2011                                                                                2,030        2,139
 Rev. Ref. Bonds, Issue 28-A, MBIA insured:
  5.50% 2014                                                                                 1,000        1,067
  5.50% 2015                                                                                 1,500        1,590
County of San Joaquin, Cert. of Part. (1993 General Hospital Project),                       1,000        1,020
 6.625% 2020 (preref. 2003)
San Joaquin Hills Transportation Corridor Agcy.:
 Senior Lien Toll Road Rev. Bonds (Orange County) (escrowed to maturity):
  0% 2014                                                                                    4,000        2,529
  0% 2019                                                                                    4,150        1,924
  0% 2023                                                                                    5,900        2,119
 Junior Lien Toll Road Rev. Bonds (Orange County), 0% 2011 (escrowed to maturity)            1,500        1,124
 Toll Road Rev. Ref. Capital Appreciation Bonds, Series 1997-A, MBIA insured, 0% 2020        3,765        1,559
City of San Jose:
 G.O. Bonds:
  Libraries and Parks Project, Series 2001, 5.00% 2019                                       2,295        2,346
  Libraries, Parks and Public Safety Projects, Series 2002:
   5.00% 2017                                                                                1,120        1,164
   5.00% 2020                                                                                1,000        1,018
 Airport Rev. Ref. Bonds, Series 2002-B, AMT, FSA insured, 5.00% 2010                        1,500        1,594
 Redev. Agcy., Multi-family Housing Rev. Bonds (GNMA Collateralized -
 The Miraido Village), Series 1997-A, AMT:
  5.30% 2012                                                                                   745          756
  5.65% 2022                                                                                 1,490        1,528
San Marcos Public Facs. Auth., Rev. Ref. Bonds, Series 1998, 5.50% 2010                      3,640        3,816
San Mateo County, MBIA insured:
 Joint Powers Fncg. Auth., Lease Rev. Bonds (Capital Projects Program),                      2,700        2,877
 Ref. Series 1993-A, 5.125% 2018
 Transit Dist., Limited Tax Bonds, Series 1997-A, 5.50% 2017                                 2,500        2,777
Santa Ana Fncg. Auth., Police Administration and Holding Fac. Lease Rev. Bonds,              1,000        1,169
 Series 1994-A, MBIA insured, 6.25% 2019
Santa Clara County Fncg. Auth., Lease Rev. Bonds (VMC Fac. Replacement Project),             2,200        2,767
 Series 1994-A, AMBAC insured, 7.75% 2009
Community Facs. Dist. No. 99-1 (Talega) of the Santa Margarita Water Dist.,
 Special Tax Bonds, Series 2003:
 5.375% 2018                                                                                 1,005          973
 6.00% 2030                                                                                  1,170        1,134
Santa Monica-Malibu Unified School Dist., Los Angeles County, G.O. Ref. Bonds,
 Series 1998:
 5.25% 2015                                                                                  3,000        3,289
 5.25% 2017                                                                                  1,175        1,277
Shafter Joint Powers Fin. Auth., Lease Rev. Bonds (Community Correctional Fac.
 Acquisition Project), Series 1997-A:
 5.50% 2006                                                                                    970        1,012
 5.95% 2011                                                                                  1,700        1,808
Southern California Home Fncg. Auth., Single-family Mortgage Rev. Bonds (GNMA and              280          281
 FNMA Mortgage-backed Securities Program), Series 1992-A, AMT, 6.75% 2022
South Tahoe Joint Powers Fncg. Auth.:
 Rev. Ref. Bonds (South Tahoe Redev. Project Area No. 1), Series 1995-B, 6.25% 2020          3,250        3,369
 Subordinate Bond Anticipation Notes (South Tahoe Redev. Project Area No. 1):
  Series 1999-A, 7.30% 2007 (preref. 2004)                                                   4,500        4,801
  Series 1999-B, 7.30% 2007 (preref. 2004)                                                   1,000        1,067
  Series 2003-B, 5.125% 2009                                                                 1,000          991
South Tahoe Joint Powers Parking Fncg. Auth., Parking Rev. Bonds, Series A, 7.00% 2027       3,500        3,493
City of Stockton, Mello-Roos Rev. Bonds, Community Facs. Dist. No. 90-2B
 (Brookside Estates), Series 1997-A:
 5.95% 2010                                                                                  1,000        1,050
 6.20% 2015                                                                                  1,750        1,823
Community Facs. Dist. No. 88-12 of the City of Temecula (Ynez Corridor),                       745          786
 Special Tax Ref. Bonds, Series 1998-A, 5.25% 2008
City of Torrance, Hospital Rev. Bonds (Torrance Memorial Medical Center),
 Series 2001-A:
 6.00% 2022                                                                                  1,000        1,052
 5.50% 2031                                                                                  1,000          996
Community Facs. Dist. No. 97-1 of the Tustin Unified School Dist., Series 2000,              3,000        3,570
 Special Tax Bonds, 6.375% 2035 (preref. 2008)
Virgin Islands Public Fin. Auth., Rev. and Ref. Bonds (Matching Fund Loan Notes):
 Senior Lien:
  Series 1998-A:
   5.20% 2009                                                                                  500          527
   5.20% 2010                                                                                1,000        1,042
   5.30% 2011                                                                                2,000        2,069
  Series 1998-C:
   5.50% 2005                                                                                2,500        2,660
   5.50% 2008                                                                                1,000        1,076
 Subordinate Lien:
  Series 1998-D:
   5.50% 2003                                                                                1,895        1,900
   6.00% 2004                                                                                1,000        1,036
   6.00% 2006                                                                                1,000        1,074
  Series 1998-E, 5.75% 2013                                                                  1,595        1,603
Washington Township Health Care Dist., Rev. Bonds, Series 1999:
 5.00% 2010                                                                                  1,210        1,282
 5.00% 2013                                                                                  1,100        1,129
 5.00% 2018                                                                                  2,750        2,750
 5.125% 2023                                                                                 1,000          968
City of West Sacramento, Limited Obligation Ref. Improvement Bonds,                            495          513
 Reassessment Dist. of 1998, 5.20% 2008
West Sacramento Fncg. Auth., Special Tax Rev. Bonds, Series F:
 5.75% 2011                                                                                  1,540        1,580
 5.85% 2013                                                                                  1,725        1,760
Westlands Water Dist., Rev. Cert. of Part., Series 2002-A, MBIA insured, 5.25% 2016          1,270        1,360
City of Whittier, Health Fac. Rev. Bonds (Presbyterian Intercommunity Hospital),             5,000        5,025
 Series 2002, 5.75% 2031
Community Facs. Dist. No. 2002-1 of the William S. Hart Union High School Dist.,             1,000          982
 Special Tax Bonds, Series 2003, 6.00% 2033
Yorba Linda Public Fncg. Auth., Rev. Bonds (Black Gold Golf Course Project),                 5,500        5,324
 Series 2000, 7.50% 2030

                                                                                                        603,095

                                                                                          PRINCIPAL      MARKET
                                                                                           AMOUNT         VALUE
SHORT-TERM SECURITIES  -  3.53%                                                             (000)         (000)


Health Facs. Fncg. Auth. Hospital Rev. Bonds (Adventist Health System/West),             $   1,000      $ 1,000
 Series 2002-A, 0.77% 2025 (1)
City of Irvine, Assessment Dist., Limited Obligation Improvement Bonds: (1)
 No. 94-13 (Oak Creek), Adjustable Rate Series, 0.75% 2022                                   1,000        1,000
 No. 00-18, Adjustable Rate Series A, 0.75% 2026                                             1,100        1,100
Irvine Ranch Water Dist., Consolidated Series 1993, G.O. of Improvement                      2,000        2,000
 Dist. Nos. 140, 240, 105 and 250, 0.75% 2033 (1)
Metropolitan Water Dist. of Southern California, Water Rev. Bonds,                           1,200        1,200
 Series 2000-B1, 0.75% 2035 (1)
Pollution Control Fncg. Auth., Pollution Control Rev. Ref. Bonds                             4,200        4,200
 (ExxonMobile Project), Series 2000, 0.70% 2017 (1)
San Diego Unified School Dist., San Diego County, 2003-2004 Tax and Rev.                     5,000        5,043
 Anticipation Notes, Series A, 2.00% 6/30/2004
Santa Clara Valley Transportation Auth., Bond and Grant Anticipation Notes,                  3,000        3,016
 3.00% 12/4/2003
Dept. of Water Resources, Power Supply Rev. Demand Bonds,
 Series 2002-B: (1)
 0.75% 2022                                                                                  1,000        1,000
 0.85% 2022                                                                                  2,800        2,800

                                                                                                         22,359


TOTAL INVESTMENT SECURITIES (cost: $610,276,000)                                                        625,454
Other assets less liabilities                                                                             8,149

NET ASSETS                                                                                             $633,603


(1) Coupon rate may change periodically; the date of the next scheduled coupon rate change is considered to be the maturity date.

See Notes to Financial Statements


Key to abbreviations

Agcy. = Agency
AMT = Alternative Minimum Tax
Auth. = Authority
Cert. of Part. = Certificates of Participation
Dept. =Department
Dev. = Development
Dist. = District
Econ. = Economic
Fac. = Facility
Facs. = Facilities
Fin. = Finance
Fncg. = Financing
G.O. = General Obligation
Preref. = Prerefunded
Redev. = Redevelopment
Ref. = Refunding
Rev. = Revenue


FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
at August 31, 2003                             (dollars and shares in thousands,
                                                       except per-share amounts)

Assets:
 Investment securities at market (cost: $610,276)                    $625,454
 Cash                                                                      93
 Receivables for:
  Sales of fund's shares                              $1,368
  Interest                                             8,942           10,310
                                                                      635,857
Liabilities:
 Payables for:
  Repurchases of fund's shares                           909
  Dividends on fund's shares                             731
  Investment advisory services                           194
  Services provided by affiliates                        377
  Deferred Trustees' compensation                         43            2,254
Net assets at August 31, 2003                                        $633,603


Net assets consist of:
 Capital paid in on shares of beneficial interest                    $618,011
 Undistributed net investment income                                      414
 Net unrealized appreciation                                           15,178
Net assets at August 31, 2003                                        $633,603

SHARES OF BENEFICIAL INTEREST ISSUED AND
 OUTSTANDING - UNLIMITED SHARES AUTHORIZED

                            Net            Shares          Net asset
                           assets        outstanding    value per share (1)

Class A                   $552,911          34,127        $16.20
Class B                     20,519           1,266         16.20
Class C                     38,252           2,361         16.20
Class F                      9,532             588         16.20
Class R-5                   12,389             765         16.20

(1) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $16.83.

See Notes to Financial Statements

STATEMENT OF OPERATIONS
for the year ended August 31, 2003                        (dollars in thousands)

INVESTMENT INCOME:
 Income:
  Interest                                                            $31,359

 Fees and expenses:
  Investment advisory services                        $2,349
  Distribution services                                1,938
  Transfer agent services                                112
  Administrative services                                 82
  Reports to shareholders                                 67
  Registration statement and prospectus                   19
  Postage, stationery and supplies                        15
  Trustees' compensation                                  25
  Auditing and legal                                      50
  Custodian                                               13
  Federal and state income taxes                         104
  Other                                                    7            4,781
 Net investment income                                                 26,578


Net realized gain and unrealized
 depreciation on investments:
 Net realized gain on investments                                         192
 Net unrealized depreciation on investments                           (13,698)
   Net realized gain and
    unrealized depreciation
    on investments                                                    (13,506)
Net increase in net assets resulting
 from operations                                                      $13,072


STATEMENT OF CHANGES IN NET ASSETS                        (dollars in thousands)

                                                       YEAR ENDED
                                                        AUGUST 31
                                                          2003          2002
OPERATIONS:
 Net investment income                                  $26,578       $22,381
 Net realized gain on investments                           192           281
 Net unrealized (depreciation) appreciation
  on investments                                        (13,698)        2,646
  Net increase in net assets
   resulting from operations                             13,072        25,308

DIVIDENDS AND DISTRIBUTIONS PAID TO
 SHAREHOLDERS:
 Dividends from net investment income                   (26,500)      (22,253)
 Distributions from net realized gain
  on investments                                              -        (1,817)
   Total dividends and distributions paid
    to shareholders                                     (26,500)      (24,070)

CAPITAL SHARE TRANSACTIONS                               37,555       129,376

TOTAL INCREASE IN NET ASSETS                             24,127       130,614

NET ASSETS:
 Beginning of year                                      609,476       478,862
 End of year (including undistributed
  net investment income: $414 and $448,
  respectively)                                        $633,603      $609,476

See Notes to Financial Statements


NOTES TO FINANCIAL STATEMENTS


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - The American Funds Tax-Exempt Series II (the "trust") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company and has initially issued one series of shares, The Tax-Exempt Fund of California (the "fund"). The fund seeks a high level of current income exempt from regular federal and California income taxes, with the additional objective of preservation of capital.

The fund offers five share classes consisting of four retail share classes and one retirement plan share class. The fund's share classes are described below:

[begin table]

--------------------------------------------------------------------------------
SHARE      INITIAL SALES    CONTINGENT DEFERRED SALES       CONVERSION FEATURE
CLASS        CHARGE         CHARGE UPON REDEMPTION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A    Up to 3.75%      None (except 1% for certain     None
                            redemptions within one year
                            of purchase without an
                            initial sales charge)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B    None             Declines from 5% to zero for    Class B converts to
                            redemptions within six years    Class A after eight
                            of purchase                     years
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C    None             1% for redemptions within one   Class  C  converts
                            year of purchase                to Class F after 10
                                                            years
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class F    None             None                            None
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class R-5  None             None                            None

--------------------------------------------------------------------------------
[end table]

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

     SECURITY VALUATION - Fixed-income securities are valued at prices obtained from an independent pricing service, when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by authority of the fund's Board of Trustees.

     SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

     CLASS ALLOCATIONS - Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends paid to shareholders are declared daily after the determination of the fund's net investment income and are paid to shareholders monthly. Distributions paid to shareholders are recorded on the ex-dividend date.

2. FEDERAL INCOME TAXATION AND DISTRIBUTIONS

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Generally, income earned by the fund is exempt from federal income taxes; however, the fund might earn taxable income from the sale of certain securities purchased at a market discount.

DISTRIBUTIONS - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as short-term capital gains and losses; expenses deferred for tax purposes; and amortization of market discounts. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. As of August 31, 2003, the cost of investment securities for federal income tax purposes was $609,913,000.

During the year ended August 31, 2003, the fund reclassified $112,000 from undistributed net investment income and $295,000 from undistributed net realized gains to additional paid-in capital to align financial reporting with tax reporting.

As of August 31, 2003, the components of distributable earnings on a tax basis were as follows:

                                                         (dollars in thousands)
Undistributed net investment income                                   $    825
Gross unrealized appreciation on investment securities                  20,668
Gross unrealized depreciation on investment securities                  (5,127)


The tax character of distributions paid to shareholders was as follows (dollars in thousands):


                                                 DISTRIBUTIONS FROM ORDINARY INCOME
                                   DISTRIBUTIONS         NET       SHORT-TERM        DISTRIBUTIONS        TOTAL
                                  FROM TAX-EXEMPT     INVESTMENT     CAPITAL         FROM LONG-TERM    DISTRIBUTIONS
SHARE CLASS(1)                         INCOME           INCOME        GAINS          CAPITAL GAINS         PAID
YEAR ENDED AUGUST 31, 2003
Class A                             $ 23,676             -              -                   -          $ 23,676
Class B                                  624             -              -                   -               624
Class C                                1,021             -              -                   -             1,021
Class F                                  313             -              -                   -               313
Class R-5                                866             -              -                   -               866
Total                               $ 26,500             -              -                   -          $ 26,500

YEAR ENDED AUGUST 31, 2002
Class A                             $ 21,320             -              -             $ 1,766          $ 23,086
Class B                                  289             -              -                  21               310
Class C                                  357             -              -                  23               380
Class F                                  153             -              -                   7               160
Class R-5                                134             -              -                   -               134
Total                               $ 22,253             -              -             $ 1,817          $ 24,070


(1)  Class R-5 shares were offered beginning July 15, 2002.



3. FEES AND TRANSACTIONS WITH RELATED PARTIES

Capital Research and Management Company ("CRMC"), the fund's investment adviser, is the parent company of American Funds Service Company ("AFS"), the fund's transfer agent, and American Funds Distributors, Inc. ("AFD"), the principal underwriter of the fund's shares.

INVESTMENT ADVISORY SERVICES - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on an annual rate of 0.30% on the first $60 million of daily net assets and 0.21% on such assets in excess of $60 million. The agreement also provides for monthly fees, accrued daily, of 3.00% of the fund's monthly gross investment income. For the year ended August 31, 2003, the investment advisory services fee was equivalent to an annualized rate of 0.364% of average daily net assets.

CLASS-SPECIFIC FEES AND EXPENSES - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

     DISTRIBUTION SERVICES - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the Board of Trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for annual expenses, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In some cases, the Board of Trustees has approved expense amounts lower than plan limits.

   --------------------------------------------------------------------
   Share class     Currently approved limits      Plan limits
   --------------------------------------------------------------------
   --------------------------------------------------------------------
   Class A                   0.25%                    0.25%
   --------------------------------------------------------------------
   --------------------------------------------------------------------
   Class B                   1.00                     1.00
   --------------------------------------------------------------------
   --------------------------------------------------------------------
   Class C                   1.00                     1.00
   --------------------------------------------------------------------
   --------------------------------------------------------------------
   Class F                   0.25                     0.50
   --------------------------------------------------------------------

     All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. Expenses in excess of these amounts, up to approved limits, may be used to compensate dealers and wholesalers for shares sold.

     For Class A, the Board of Trustees has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. This class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of August 31, 2003, there were no unreimbursed expenses subject to reimbursement for Class A.

     TRANSFER AGENT SERVICES - The fund has a transfer agent agreement with AFS for classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

     ADMINISTRATIVE SERVICES - The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all classes of shares other than classes A and B. Each relevant class pays CRMC annual fees of 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services.

     Expenses under the agreements described above for the year ended August 31, 2003, were as follows (dollars in thousands):

[begin table]

--------------------------------------------------------------------------------
                                                      ADMINISTRATIVE SERVICES
                                                  ------------------------------
                                                   CRMC
SHARE       DISTRIBUTION    TRANSFER AGENT     ADMINISTRATIVE    TRANSFER AGENT
CLASS        SERVICES        SERVICES            SERVICES           SERVICES
--------------------------------------------------------------------------------
Class A          $1,418            $107        Not applicable    Not applicable
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B           188               5          Not applicable    Not applicable
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C           313            Included           $  47              $ 2
                                    in
                              administrative
                                 services
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class F            19            Included              12                1
                                    in
                              administrative
                                 services
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class R-5     Not applicable      Included             20                -*
                                     in
                               administrative
                                  services
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Total        $1,938               $112            $  79              $ 3
================================================================================
* Amount less than one thousand.

[end table]

DEFERRED TRUSTEES' COMPENSATION - Since the adoption of the deferred compensation plan in 1993, Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees' compensation in the accompanying financial statements includes the current fees (either paid in cash or deferred) and the net increase or decrease in the value of the deferred amounts.

AFFILIATED OFFICERS AND TRUSTEES - Officers and certain Trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or Trustees received any compensation directly from the fund.

4. CAPITAL SHARE TRANSACTIONS

Capital share transactions in the fund were as follows (dollars and shares in thousands):

                                                          REINVESTMENTS
                                                          OF DIVIDENDS
                                     SALES(2)           AND DISTRIBUTIONS        REPURCHASES(2)         NET INCREASE (DECREASE)
SHARE CLASS(1)                   AMOUNT     SHARES     AMOUNT      SHARES      AMOUNT       SHARES        AMOUNT      SHARES

YEAR ENDED AUGUST 31, 2003
Class A                         $153,733     9,285     $16,338        988     $(147,636)    (8,938)      $ 22,435      1,335
Class B                           11,504       695         440         27        (5,437)      (330)         6,507        392
Class C                           29,088     1,759         716         43       (11,744)      (713)        18,060      1,089
Class F                            5,863       355         233         14        (3,438)      (209)         2,658        160
Class R-5                          2,254       135          17          1       (14,376)      (858)       (12,105)      (722)
Total net increase
  (decrease)                    $202,442    12,229     $17,744      1,073     $(182,631)   (11,048)      $ 37,555      2,254

YEAR ENDED AUGUST 31, 2002
Class A                         $161,712     9,936     $14,868        915     $(104,506)    (6,424)      $ 72,074      4,427
Class B                           11,937       733         215         13        (2,171)      (133)         9,981        613
Class C                           20,610     1,267         257         16        (3,484)      (213)        17,383      1,070
Class F                            8,640       534         119          7        (3,199)      (198)         5,560        343
Class R-5                         24,377     1,487           1         -*             -          -         24,378      1,487
Total net increase
  (decrease)                    $227,276    13,957     $15,460        951     $(113,360)    (6,968)     $ 129,376      7,940

* Amount less than one thousand.
(1)  Class R-5 shares were offered beginning July 15, 2002.
(2)  Includes exchanges between share classes of the fund.



5. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $149,769,000 and $95,178,000, respectively, during the year ended August 31, 2003.

The fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended August 31, 2003, the custodian fee of $13,000 includes $7,000 that was offset by this reduction, rather than paid in cash.


FINANCIAL HIGHLIGHTS (1)

                                                    INCOME FROM INVESTMENT OPERATIONS (2)
                                                                   NET
                                      NET ASSET                (LOSSES)GAINS
                                        VALUE,       NET       ON SECURITIES    TOTAL FROM
                                      BEGINNING   INVESTMENT   (BOTH REALIZED   INVESTMENT
                                      OF PERIOD    INCOME      AND UNREALIZED)  OPERATIONS

CLASS A:
 Year ended 8/31/2003                   $16.54      $.69        $(.34)             $.35
 Year ended 8/31/2002                    16.56       .70          .04               .74
 Year ended 8/31/2001                    16.00       .74          .63              1.37
 Year ended 8/31/2000                    15.72       .74          .31              1.05
 Year ended 8/31/1999                    16.60       .74         (.65)              .09
CLASS B:
 Year ended 8/31/2003                    16.54       .57         (.34)              .23
 Year ended 8/31/2002                    16.56       .58          .04               .62
 Year ended 8/31/2001                    16.00       .62          .63              1.25
 Period from 3/15/2000 to 8/31/2000      15.38       .24          .67               .91
CLASS C:
 Year ended 8/31/2003                    16.54       .55         (.34)              .21
 Year ended 8/31/2002                    16.56       .56          .04               .60
 Period from 3/19/2001 to 8/31/2001      16.27       .25          .29               .54
CLASS F:
 Year ended 8/31/2003                    16.54       .67         (.34)              .33
 Year ended 8/31/2002                    16.56       .67          .04               .71
 Period from 3/20/2001 to 8/31/2001      16.27       .29          .29               .58
CLASS R-5:
 Year ended 8/31/2003                    16.54       .72         (.34)              .38
 Period from 7/15/2002 to 8/31/2002      16.39       .09          .15               .24

                                          DIVIDENDS AND DISTRIBUTIONS

                                     DIVIDENDS
                                     (FROM NET    DISTRIBUTIONS       TOTAL
                                     INVESTMENT   (FROM CAPITAL   DIVIDENDS AND
                                      INCOME)       GAINS)        DISTRIBUTIONS
CLASS A:
 Year ended 8/31/2003                 $(.69)        $  -             $(.69)
 Year ended 8/31/2002                  (.70)         (.06)            (.76)
 Year ended 8/31/2001                  (.76)         (.05)            (.81)
 Year ended 8/31/2000                  (.74)         (.03)            (.77)
 Year ended 8/31/1999                  (.74)         (.23)            (.97)
CLASS B:
 Year ended 8/31/2003                  (.57)           -              (.57)
 Year ended 8/31/2002                  (.58)         (.06)            (.64)
 Year ended 8/31/2001                  (.64)         (.05)            (.69)
 Period from 3/15/2000 to 8/31/2000    (.29)           -              (.29)
CLASS C:
 Year ended 8/31/2003                  (.55)           -              (.55)
 Year ended 8/31/2002                  (.56)         (.06)            (.62)
 Period from 3/19/2001 to 8/31/2001    (.25)           -              (.25)
CLASS F:
 Year ended 8/31/2003                  (.67)           -              (.67)
 Year ended 8/31/2002                  (.67)         (.06)            (.73)
 Period from 3/20/2001 to 8/31/2001    (.29)           -              (.29)
CLASS R-5:
 Year ended 8/31/2003                  (.72)           -              (.72)
 Period from 7/15/2002 to 8/31/2002    (.09)           -              (.09)


                                                                                      RATIO OF       RATIO OF
                                       NET ASSET                     NET ASSETS,      EXPENSES       NET INCOME
                                       VALUE, END       TOTAL        END OF PERIOD    TO AVERAGE     TO AVERAGE
                                       OF PERIOD        RETURN(3)    (IN MILLIONS)    NET ASSETS     NET ASSETS

CLASS A:
 Year ended 8/31/2003                   $16.20            2.12%         $553            .68%            4.19%
 Year ended 8/31/2002                    16.54            4.66           542            .68             4.34
 Year ended 8/31/2001                    16.56            8.83           470            .69             4.62
 Year ended 8/31/2000                    16.00            6.98           394            .72             4.78
 Year ended 8/31/1999                    15.72             .47           379            .70             4.55
CLASS B:
 Year ended 8/31/2003                    16.20            1.36            21           1.43             3.32
 Year ended 8/31/2002                    16.54            3.88            14           1.42             3.53
 Year ended 8/31/2001                    16.56            8.04             4           1.43             3.80
 Period from 3/15/2000 to 8/31/2000      16.00            5.99             1            .67             1.77
CLASS C:
 Year ended 8/31/2003                    16.20            1.22            38           1.56             3.27
 Year ended 8/31/2002                    16.54            3.73            21           1.55             3.37
 Period from 3/19/2001 to 8/31/2001      16.56            3.34             3            .73             1.55
CLASS F:
 Year ended 8/31/2003                    16.20            1.97            10            .82             4.03
 Year ended 8/31/2002                    16.54            4.47             7            .83             4.14
 Period from 3/20/2001 to 8/31/2001      16.56            3.65             1            .42             1.86
CLASS R-5:
 Year ended 8/31/2003                    16.20            2.29            12            .51             4.37
 Period from 7/15/2002 to 8/31/2002      16.54            1.47            25            .06              .55

                                                  YEAR ENDED AUGUST 31
                                   2003     2002     2001     2000     1999

Portfolio turnover rate
for all classes of shares           16%     11%       27%      42%      23%

(1) Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Year ended 1999 is based on shares outstanding on the last day of the year; all other periods are based on average shares outstanding.
(3) Total returns exclude all sales charges, including contingent deferred sales charges.


INDEPENDENT AUDITORS' REPORT

TO THE BOARD OF TRUSTEES OF THE AMERICAN FUNDS TAX-EXEMPT SERIES II AND SHAREHOLDERS OF THE TAX-EXEMPT FUND OF CALIFORNIA:

We have audited the accompanying statement of assets and liabilities of The American Funds Tax-Exempt Series II - The Tax-Exempt Fund of California (the "Fund"), including the investment portfolio, as of August 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The American Funds Tax-Exempt Series II - The Tax-Exempt Fund of California as of August 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP

Los Angeles, California
October 7, 2003



TAX INFORMATION (unaudited)

We are  required  to advise  you within 60 days of the  fund's  fiscal  year-end
regarding  the  federal  tax  status  of  certain   distributions   received  by
shareholders during such fiscal year.

Shareholders may exclude from federal taxable income any exempt-interest dividends paid from net investment income. For purposes of computing this exclusion, all of the dividends paid from net investment income qualify as exempt-interest dividends.

SINCE THE INFORMATION ABOVE IS REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2004 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2003 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.


BOARD OF TRUSTEES

"Non-interested" Trustees

                              YEAR FIRST
                              ELECTED A
                              TRUSTEE OF
NAME AND AGE                  THE FUND(1)      PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS

AMBASSADOR                       1999          Corporate director and author; former U.S. Ambassador
RICHARD G. CAPEN, JR., 69                      to Spain; former Vice Chairman, Knight-Ridder, Inc.
                                               (communications company); former Chairman and Publisher,
                                               The Miami Herald

H. FREDERICK CHRISTIE, 70        1986          Private investor; former President and CEO,
                                               The Mission Group (non-utility holding company,
                                               subsidiary of Southern California Edison Company)

DIANE C. CREEL, 54               1994          Chairman of the Board and CEO, AnAerobics, Inc.
                                               (organic waste management)

MARTIN FENTON, 68                1989          Chairman of the Board and CEO, Senior Resource Group LLC
                                               (development and management of senior living communities)

LEONARD R. FULLER, 57            1994          President and CEO, Fuller Consulting
                                               (financial management consulting firm)

RICHARD G. NEWMAN, 68            1991          Chairman of the Board and CEO, AECOM Technology Corporation
                                               (engineering, consulting and professional services)

FRANK M. SANCHEZ, 60             1999          Principal, The Sanchez Family Corporation
                                               dba McDonald's Restaurants (McDonald's licensee)

"Non-interested" Trustees

                              NUMBER OF BOARDS
                              WITHIN THE FUND
                              COMPLEX(2) ON
                              WHICH TRUSTEE    OTHER DIRECTORSHIPS(3)
NAME AND AGE                  SERVES           HELD BY TRUSTEE

AMBASSADOR                          14         Carnival Corporation
RICHARD G. CAPEN, JR., 69

H. FREDERICK CHRISTIE, 70           19         Ducommun Incorporated; IHOP Corporation; Southwest Water Company; Valero
                                               L.P.

DIANE C. CREEL, 54                  12         Allegheny Technologies; BF Goodrich; Teledyne Technologies

MARTIN FENTON, 68                   16         None

LEONARD R. FULLER, 57               14         None

RICHARD G. NEWMAN, 68               13         Sempra Energy; Southwest Water Company

FRANK M. SANCHEZ, 60                12         None


"Interested" Trustees(4)

                              YEAR FIRST
                              ELECTED A        PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
                              TRUSTEE OF       AND POSITIONS HELD WITH AFFILIATED ENTITIES OR THE
NAME AND AGE                  THE FUND(1)      PRINCIPAL UNDERWRITER OF THE FUND

PAUL G. HAAGA, JR., 54          1986           Executive Vice President and Director, Capital Research
Chairman of the Board                          and Management Company; Director, The Capital Group
                                               Companies, Inc.(5); Director, American Funds Distributors, Inc.(5)

ABNER D. GOLDSTINE, 73          1986           Senior Vice President and Director, Capital Research and
President                                      Management Company

DON R. CONLAN, 67               1996           President (retired), The Capital Group Companies, Inc.(5)

"Interested" Trustees(4)

                              NUMBER OF BOARDS
                              WITHIN THE FUND
                              COMPLEX(2) ON
NAME, AGE AND                 WHICH TRUSTEE    OTHER DIRECTORSHIPS(3)
POSITION WITH FUND            SERVES           HELD BY TRUSTEE

PAUL G. HAAGA, JR., 54              17         None
Chairman of the Board

ABNER D. GOLDSTINE, 73              12         None
President

DON R. CONLAN, 67                    7         None


OTHER OFFICERS

                              YEAR FIRST
                              ELECTED AN       PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND
NAME, AGE AND                 OFFICER OF       POSITIONS HELD WITH AFFILIATED ENTITIES OR THE PRINCIPAL
POSITION WITH FUND            THE FUND(1)      UNDERWRITER OF THE FUND

NEIL L. LANGBERG, 50             1986          Vice President-- Investment Management Group,
Senior Vice President                          Capital Research and Management Company

MICHAEL J. DOWNER, 48            1994          Vice President and Secretary, Capital Research
Vice President                                 and Management Company; Secretary, American Funds
                                               Distributors, Inc.(5); Director, Capital Bank and
                                               Trust Company(5)

DAVID A. HOAG, 38                1999          Senior Vice President, Capital Research Company(5)
Vice President

EDWARD B. NAHMIAS, 51            2001          Executive Vice President and Director, Capital
Vice President                                 Research Company(5)

JULIE F. WILLIAMS, 55            1986          Vice President-- Fund Business Management
Secretary                                      Group, Capital Research and Management Company

ANTHONY W. HYNES, JR., 40        1993          Vice President-- Fund Business Management
Treasurer                                      Group, Capital Research and Management Company

KIMBERLY S. VERDICK, 39          1994          Assistant Vice President-- Fund Business
Assistant Secretary                            Management Group, Capital Research and
                                               Management Company

SUSI M. SILVERMAN, 33            2001          Vice President-- Fund Business Management
Assistant Treasurer                            Group, Capital Research and Management Company


THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT FUND TRUSTEES AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180. THE ADDRESS FOR ALL TRUSTEES AND OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET, LOS ANGELES, CA 90071, ATTENTION: FUND SECRETARY.

(1) Trustees and officers of the fund serve until their resignation, removal or retirement.
(2) Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series(R) and Anchor Pathway Fund, which serve as the underlying investment vehicles for certain variable insurance contracts; and Endowments, whose shareholders are limited to certain nonprofit organizations.
(3) This includes all directorships (other than those in the American Funds) that are held by each Trustee as a director of a public company or a registered investment company.
(4) "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's investment adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).
(5)  Company affiliated with Capital Research and Management Company.



OFFICES OF THE FUND AND OF THE INVESTMENT
ADVISER
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

135 South State College Boulevard
Brea, CA 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 25065
Santa Ana, CA 92799-5065

P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

CUSTODIAN OF ASSETS
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street
Los Angeles, CA 90071-2228

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two California Plaza
350 South Grand Avenue
Los Angeles, CA 90071-3462

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

There are several ways to invest in The Tax-Exempt Fund of California. Class A shares are subject to a 3.75% maximum up-front sales charge that declines for accounts (and aggregated investments) of $100,000 or more. Other share classes have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.75 percentage points higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge ("CDSC") of up to 5% that declines over time. Class C shares were subject to annual expenses 0.88 percentage points higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, had higher annual expenses (by 0.14 percentage points) than did Class A shares, and an annual asset-based fee charged by the sponsoring firm. Expenses are deducted from income earned by the fund. As a result, dividends and investment results will differ for each share class.

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, OR FOR A PROSPECTUS FOR ANY OF THE AMERICAN FUNDS, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180 OR VISIT US AT AMERICANFUNDS.COM. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

THE AMERICAN FUNDS PROXY VOTING GUIDELINES -- USED TO DETERMINE HOW TO VOTE PROXIES RELATING TO PORTFOLIO SECURITIES -- ARE AVAILABLE UPON REQUEST, FREE OF CHARGE, BY CALLING AMERICAN FUNDS SERVICE COMPANY, VISITING THE AMERICAN FUNDS WEBSITE OR ACCESSING THE U.S. SECURITIES AND EXCHANGE COMMISSION WEBSITE AT WWW.SEC.GOV.

This report is for the information of shareholders of The Tax-Exempt Fund of California, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2003, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo] American Funds(R)

The right choice for the long term(R)

WHAT MAKES AMERICAN FUNDS DIFFERENT?

For more than 70 years, we have followed a consistent philosophy that we firmly believe is in our investors' best interests. The range of opportunities offered by our family of just 29 carefully conceived, broadly diversified funds has attracted over 20 million shareholder accounts.

Our unique combination of strengths includes these five factors:

o  A LONG-TERM, VALUE-ORIENTED APPROACH
   Rather than follow fads, we pursue a consistent strategy, focusing on each investment's long-term potential.

o An unparalleled global research effort

     American Funds draws on one of the industry's most globally integrated research networks.

o  THE MULTIPLE PORTFOLIO COUNSELOR SYSTEM

     Every American Fund is divided among a number of portfolio counselors. Each takes responsibility for a portion independently, within each fund's objectives; in most cases, research analysts manage a portion as well. Over time this method has contributed to a consistency of results and continuity of management.

o  EXPERIENCED INVESTMENT PROFESSIONALS

     The recent market decline was not the first for most of the portfolio counselors who serve the American Funds. Nearly 70% of them were in the investment business before the sharp market decline of 1987.

o  A COMMITMENT TO LOW OPERATING EXPENSES

     American Funds' operating expenses are among the lowest in the mutual fund industry. Our portfolio turnover rates are low as well, keeping transaction costs and tax consequences contained.

29 mutual funds, consistent philosophy, consistent results

o  GROWTH FUNDS
   Emphasis on long-term growth through stocks
   AMCAP Fund(R)
   EuroPacific Growth Fund(R)
   The Growth Fund of America(R)
   The New Economy Fund(R)
   New Perspective Fund(R)
   New World FundSM
   SMALLCAP World Fund(R)

o  GROWTH-AND-INCOME FUNDS
   Emphasis on long-term growth and dividends through stocks
   American Mutual Fund(R)
   Capital World Growth and Income FundSM
   Fundamental InvestorsSM
   The Investment Company of America(R)
   Washington Mutual Investors FundSM

o  EQUITY-INCOME FUNDS
   Emphasis on above-average income and growth through stocks and/or bonds Capital Income Builder(R)
   The Income Fund of America(R)

o  BALANCED FUND
   Emphasis on long-term growth and current income through stocks and bonds American Balanced Fund(R)

o  BOND FUNDS
   Emphasis on current income through bonds
   American High-Income TrustSM
   The Bond Fund of AmericaSM
   Capital World Bond Fund(R)
   Intermediate Bond Fund of America(R)
   U.S. Government Securities FundSM

o  TAX-EXEMPT BOND FUNDS
   Emphasis on tax-free current income through municipal bonds
   American High-Income Municipal Bond Fund(R)
   Limited Term Tax-Exempt Bond Fund of AmericaSM
   The Tax-Exempt Bond Fund of America(R)

   STATE-SPECIFIC TAX-EXEMPT FUNDS
   THE TAX-EXEMPT FUND OF CALIFORNIA(R)
   The Tax-Exempt Fund of Maryland(R)
   The Tax-Exempt Fund of Virginia(R)

o  MONEY MARKET FUNDS
   Seeking stable monthly income through money market instruments
   The Cash Management Trust of America(R)
   The Tax-Exempt Money Fund of AmericaSM
   The U.S. Treasury Money Fund of AmericaSM

THE CAPITAL GROUP COMPANIES

American Funds
Capital Research and Management
Capital International
Capital Guardian
Capital Bank and Trust

Lit. No. MFGEAR-920-1003

Litho in USA RCG/PNL/8069

Printed on recycled paper


ITEM 2 - Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.


ITEM 3 - Audit Committee Financial Expert

The Registrant's Board has determined that Martin Fenton, a member of the Registrant's Audit Committee, is an "audit committee financial expert" and "independent," as such terms are defined in this Item. This designation will not increase the designee's duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board; nor will it reduce the responsibility of the other Audit Committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the Board had designated them as such. Most importantly, the Board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant's financial statements and condition.


ITEM 4 - Principal Accountant Fees and Services

Form N-CSR disclosure requirement not yet effective with respect to Registrant.


ITEM 5 - Audit Committee of Listed Registrants

Not applicable.


ITEM 6 - Reserved


ITEM 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.


ITEM 8 - Reserved

ITEM 9 - Controls and Procedures

(a) The officers providing the certifications in this report in accordance with rule 30a-2 under the Investment Company Act of 1940 have concluded, based on their evaluation of the Registrant's disclosure controls and procedures (as such term is defined in such rule), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b) There were no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant's last fiscal half-year (the Registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 10 - Exhibits

(a) The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(b) The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    The American Funds Tax-Exempt Series II




                                    By /s/ Abner D. Goldstine
                                       -------------------------------------
                                       Abner D. Goldstine, President and PEO

                                       Date: November 7, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



By  /s/ Abner D. Goldstine
   -------------------------------------
   Abner D. Goldstine, President and PEO

Date: November 7, 2003



By  /s/ Anthony W. Hynes, Jr.
   -------------------------------------
   Anthony W. Hynes, Jr., Treasurer

Date: November 7, 2003